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                      GT GLOBAL DOLLAR FUND: ADVISOR CLASS

   SUPPLEMENT TO PROSPECTUS DATED APRIL 29, 1996, AS REVISED OCTOBER 31, 1996

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THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "MANAGEMENT":

John W. Geissinger will be named a Portfolio Manager for GT Global Dollar Fund ("Dollar Fund") on January 2, 1997. Mr. Geissinger has been a Senior Portfolio Manager and Head of the Investment Grade Fixed Income Group for Chancellor LGT Asset Management, Inc. (the "Manager") since 1993. Prior thereto, Mr. Geissinger was a Portfolio Manager at the Putnam Companies from 1987 until 1993. Heidi Koch will be named the other Portfolio Manager for the Dollar Fund on January 2, 1997. Ms. Koch has been a Portfolio Manager for the Manager since 1991.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Geissinger and Ms. Koch were employees only of Chancellor Capital.

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DOLSX612000.1M                                                 December 20, 1996